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                                                                  Exhibit 99.1



                               AGREEMENT TO LEASE
                               ------------------


     THIS AGREEMENT TO LEASE (this "Agreement") is entered into as of the 4th
                                    ---------
day of February, 1999, by and between HPT HSD PROPERTIES TRUST, a Maryland real estate investment trust ("HPT"), and HOMESTEAD VILLAGE INCORPORATED, a Maryland
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corporation ("HSD").
              ---

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to an Agreement of Merger, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Merger Agreement"), by and among HPT and HSD and certain of
                   ----------------
its wholly owned subsidiaries, HPT is planning to acquire those certain properties, as more particularly described in the Merger Agreement; and


     WHEREAS, subject to and upon the terms and conditions set forth in this Agreement, pursuant to a Lease Agreement in the form attached hereto as Exhibit
                                                                        -------
A (the "Lease"), HPT has agreed to lease to HVI (2) Incorporated, a Delaware
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corporation and a wholly owned subsidiary of HSD ("Tenant"), and HSD has agreed
                                                   ------
to cause Tenant to lease from HPT, all of the Properties (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in the Merger Agreement and/or the Lease);

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Agreement to Lease.  Subject to and upon the terms and conditions
          ------------------
hereinafter set forth, on the Closing Date, HPT and Tenant shall each execute and deliver the Lease and such date shall be the Commencement Date under the Lease.

     2.   Representations of Tenant, Etc.  As an inducement to HPT to enter into
          -------------------------------
the Lease, HSD shall cause Tenant to represent and warrant to HPT (and, by execution of the Lease, Tenant shall be deemed to have represented), as of the Closing Date, that:

     (a) Status and Authority of Tenant, Etc.  Tenant is a corporation duly
         ------------------------------------
organized and validly existing under the laws of its state of incorporation and has all requisite power and authority (corporate and other) under the laws of such state and its respective charter documents to own its property and assets,
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to enter into and perform its obligations under the Lease and to transact the business in which it is engaged or presently proposes to engage. Tenant is duly qualified in each jurisdiction in which the nature of the business conducted or to be conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

     (b) Corporate Action of Tenant, Etc.  Tenant has taken all necessary action
         --------------------------------
(corporate or other) under its charter documents to authorize the execution, delivery and performance of the Lease, and the Lease constitutes the valid and binding obligation and agreement of Tenant enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization or similar laws of general application affecting the rights and remedies of creditors.

     (c) No Violations of Other Agreements, Etc.  Neither the execution and
         ---------------------------------------
delivery of the Lease by Tenant, nor compliance with the terms and provisions thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Tenant pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which Tenant may be a party or by which it or its property is bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

     (d) Judgments; Litigation.  There are no judgments presently outstanding
         ---------------------
and unsatisfied against Tenant or any of its properties, and none of Tenant or any of its properties are involved in any material litigation at law or in equity, or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially and adversely affect Tenant, and no such material litigation or proceeding is, to the knowledge of Tenant, threatened against Tenant, and no investigation looking toward such a proceeding has begun or is contemplated.

     (e) Disclosure.  To the knowledge of Tenant, neither this Agreement nor any
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other document, certificate or statement furnished to HPT by or on behalf of
Tenant in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the knowledge of Tenant, there is no fact or condition which materially and adversely affects the business, operations, affairs, properties or condition of Tenant which has not been set forth in this Agreement or in the other documents, certificates or statements furnished to HPT in connection with the transactions contemplated hereby.

     Tenant's liability with respect to the representations and warranties set forth in this Agreement shall survive the Commencement Date.

     3.   Representations of HPT.  As an inducement to the Tenant to enter into
          ----------------------
the Lease, HPT shall (and, by execution of the Lease, HPT shall be deemed to have represented) represent to Tenant, as of the Closing Date, that:

     (a) Status and Authority of HPT.  HPT is a Maryland real estate investment
         ---------------------------
trust duly organized, validly existing and in trust good standing under the laws of the State of Maryland, and has all requisite power and authority under the laws of such state and under its charter documents to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. HPT has duly qualified and is in good standing as a trust or unincorporated business association in each jurisdiction in which the nature of the business conducted by it requires such qualification, except where failure to do so could not reasonably be expected to have a material adverse effect.

     (b) Action of HPT.  HPT has taken all necessary action to authorize the
         -------------
execution, delivery and performance of the Lease, and the Lease constitutes the valid and binding obligation and agreement of HPT, enforceable against HPT in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

     (c) No Violations of Agreements.  Neither the execution, delivery or
         ---------------------------
performance of the Lease by HPT, nor compliance with the terms and provisions hereof or thereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of HPT pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which HPT or its property is bound, or violate any provisions of laws, or any applicable order, writ, injunction, judgment or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

     (d) Judgments; Litigation.  There are no judgments presently outstanding
         ---------------------
and unsatisfied against HPT or any of its properties, and neither HPT nor any of its properties are involved in any material litigation at law or in equity, or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could materially and adversely affect HPT, and no such material litigation or proceeding is, to the knowledge of HPT, threatened against HPT, and no investigation looking toward such a proceeding has begun or is contemplated.

     HPT's liability with respect to the representations and warranties set forth in this Agreement shall survive the Commencement Date.

     4.   Additional Tenant Obligations.  On or before the Commencement Date,
          -----------------------------
HSD shall cause each of the following to be delivered to HPT (the obligation of HPT to enter into the Lease being subject to such delivery):

     (a) A security agreement with respect to all tangible personal property owned by Tenant and used in connection with the operation of the Properties, such security agreement to create a first lien and security interest in such property and to be otherwise in the form attached hereto as Exhibit B;
                                                            ---------

     (b) Such financing statements as HPT may reasonably require to perfect the interests and liens granted pursuant to the security agreement described in paragraph (a) above;

     (c) An assignment and security agreement with respect to the FF&E Reserve, such assignment and security agreement to create a first lien in the FF&E Reserve and to be otherwise in the form attached hereto as Exhibit C;
                                                           ---------

     (d) A stock pledge agreement with respect to all of the issued and outstanding stock of Tenant, together with a stock power in blank, such stock pledge and security agreement to create a first lien and security interest in such shares and to be in the form attached hereto as Exhibit D;
                                                     ---------

     (e) A guaranty agreement with respect to Tenant's obligations under the Lease in the form attached hereto as Exhibit E;
                                     ---------

     (f) A trademark and license agreement in the form attached hereto as

Exhibit F and a management agreement in the form attached hereto as Exhibit G,
---------                                                           ---------
HPT hereby approving such agreements; and

     (g)  the Security Deposit.

     5.   Condition Precedent.  The obligations of the parties hereunder shall
          -------------------
be subject to the consummation of the transactions contemplated by the Merger Agreement.

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

     6.   Notices.  All notices required or desired to be given hereunder shall
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be given in the manner provided in Section 12.4 of the Merger Agreement.

     7.   Assignment.  HSD shall not assign or transfer, directly or indirectly,
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its rights under this Agreement without the prior written consent of HPT, which consent may be given or withheld by HPT in HPT's sole discretion. HPT shall not assign or transfer, directly or indirectly, its rights under this Agreement other than to an affiliate of HPT without the prior written consent of HSD, which consent may be given or withheld by Tenant in HSD's sole discretion.

     8.   Default.
          -------

     (a) Default by HSD.  If HSD shall fail to perform any of the covenants and
         --------------
agreements contained herein to be performed by HSD and such failure continues for a period of ten (10) days after notice thereof from HPT, HPT may terminate this Agreement and/or may exercise all rights and remedies set forth in Section
                                                                        -------
11.1 of the Merger Agreement.  A default by the HSD Parties under the Merger
----
Agreement shall be deemed a default by HSD under this Agreement.

     (b) Default by HPT.  If HPT shall fail to perform any of the covenants and
         --------------
agreements contained herein to be performed by it and such failure shall continue for a period of ten (10) days after notice thereof from HSD, HSD may terminate this Agreement and/or may exercise any and all rights and remedies set forth in Section 11.2 of the Merger Agreement. A default by the Purchaser under
         ------------
the Merger Agreement shall be deemed a default by HPT under this Agreement.

     9.   Miscellaneous.
          -------------

     (a) Expenses.  Tenant shall pay its and HPT's expenses incident to the
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negotiation, preparation and carrying out of this Agreement, except that HPT shall pay the fees and expenses of Sullivan & Worcester LLP. Tenant shall also pay the cost of all recording fees, transfer fees and other like costs and expenses incident to this Agreement.

     (b) Publicity.  The parties agree that no party shall, with respect to this
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Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement or the transactions contemplated to any third party without the consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned, except as required by law or unless such action is taken based on advice of counsel given in good faith. No party or its employees shall trade in the securities of HPT or

HSD until a public announcement of the transactions contemplated by this Agreement has been made.

     (c) Performance on Business Days.  In the event the date on which
         ----------------------------
performance or payment of any obligation of a party required hereunder is other than a Business Day, the time for payment or performance shall automatically be extended to the first Business Day following such date.

     10.  Applicable Law, Etc.  This Agreement shall be interpreted, construed,
          --------------------
applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or
(vii) any combination of the foregoing.

     To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

     11.  Modification of Agreement.  No modification or waiver of any provision
          -------------------------
of this Agreement, nor any consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing and signed by the other, and such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

     12.  Waiver of Rights.  Neither any failure nor any delay on the part of
          ----------------
any party in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any right, power or privilege.

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

     13.  Severability.  In case any one or more of the provisions contained in
          ------------
this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and this Agreement shall thereupon be reformed and construed and enforced to the maximum extent permitted by laws.

     14.  Entire Contract.  This Agreement, including all annexes and exhibits
          ---------------
hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby, including, without limitation, any letter of intent or commitment letter.

     15.  Counterparts; Headings.  This Agreement may be executed in two or more
          ----------------------
counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

     16.  Binding Effect.  All the terms and provisions of this Agreement shall
          --------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     17.  Nonliability of Trustees, Etc.  THE DECLARATION OF TRUST ESTABLISHING
          ------------------------------
HPT, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"),
                                                                 -----------
IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HPT HSD PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HPT SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HPT. ALL PERSONS DEALING WITH HPT, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HPT FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

     IN WITNESS WHEREOF, HPT and HSD have executed this Agreement under seal as of the date above first written.

                                 HPT HSD PROPERTIES TRUST


                                 By: /s/ John Murray
                                     ___________________________________
                                     Its (Vice) President

                                  HOMESTEAD VILLAGE INCORPORATED


                                  By: /s/ Michael Cy
                                     ____________________________________
                                       Its (Vice) President